Exhibit 10.4

First Amendment

to

Second Amended and Restated Credit Agreement

Among

Linn Energy, LLC

as Borrower,

BNP Paribas,

as Administrative Agent,

and

The Lenders Signatory Hereto

Effective as of February 1, 2007

FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

This First Amendment to Second Amended and Restated Credit Agreement (this “First Amendment”) executed effective as of the 1st of February, 2007 (the “First Amendment Effective Date”) is among Linn Energy, LLC, a limited liability company formed under the laws of the State of Delaware (the “Borrower”); each of the undersigned guarantors (the “Guarantors”, and together with the Borrower, the “Obligors”); each of the Lenders that is a signatory hereto; and BNP Paribas, as administrative agent for the Lenders (in such capacity, together with its successors, the “Administrative Agent”).

Recitals

A.                                   The Borrower, the Administrative Agent and the Lenders are parties to that certain Second Amended and Restated Credit Agreement dated as of August 1, 2006 (the “Credit Agreement”), pursuant to which the Lenders have made certain credit available to and on behalf of the Borrower.

B.                                     The Borrower has requested and the Administrative Agent and the Lenders have agreed to amend certain provisions of the Credit Agreement.

C.                                     The Borrower is anticipating acquiring additional Oil and Gas Properties (the “Stallion Acquisition Properties”) pursuant to two Purchase and Sale Agreement with Cavello Energy, LLC (which together with all bills of sale, assignments, agreements, instruments and documents executed and delivered in connection therewith, as amended, the “Stallion Acquisition Documents”) (the “Stallion Acquisition”).

D.                                    NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.                                            Defined Terms.  Each capitalized term which is defined in the Credit Agreement, but which is not defined in this First Amendment, shall have the meaning ascribed such term in the Credit Agreement.  Unless otherwise indicated, all section references in this First Amendment refer to the Credit Agreement.

Section 2.                                            Amendments to Credit Agreement.

2.1                                 Definitions.  Section 1.02 is hereby amended by amending and restated the definition of “Agreement” as follows:

“ ‘Agreement’ means this Second Amended and Restated Credit Agreement, as amended by that certain First Amendment to Second Amended and Restated Credit Agreement, dated as of February 1, 2007, and as the same may from time to time be further amended, modified, supplemented or restated.”

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2.2                                 Section 9.02.  Section 9.02(g) is hereby amended and restated in its entirety as follows:

“(g)                           other Debt not to exceed $40,000,000 in the aggregate at any one time.”

2.3                                 Annex I.  Annex I is hereby amended and restated in its entirety as set forth on the attached Annex I.

Section 3.                                            Additional Lenders.  For an agreed consideration, the current Lenders (including the Administrative Agent in its capacity as a Lender) hereby collectively irrevocably sell and assign to each of BMO Capital Markets Financing, Inc., JPMorgan Chase Bank, N.A., Deutsche Bank Trust Company Americas, Wachovia Bank, National Association, Allied Irish Bank, p.l.c., U.S. Bank National Association and Amegy Bank National Association (collectively, the “New Lenders”), and the New Lenders, by their signature hereto, hereby irrevocably purchase and assume from such Lenders, subject to and in accordance with the Credit Agreement, as of the First Amendment Effective Date (i) the rights and obligations of the Lenders under the Credit Agreement and any other documents or instruments delivered pursuant thereto, such that the outstanding Maximum Credit Amount and Applicable Percentage of each Lender (including the New Lenders) are in the amounts set forth on Annex I attached hereto and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of the assigning Lenders against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above.

Section 4.                                            Scheduled Redetermination of the Borrowing Base.  Pursuant to a Scheduled Redetermination pursuant to Section 2.07(b), the Borrowing Base shall be increased to 725,000,000, effective from and including the First Amendment Effective Date to but excluding the next Redetermination Date.  Notwithstanding the foregoing, the Borrowing Base may be subject to further adjustments from time to time pursuant to Section 8.13 or Section 9.12.

Section 5.                                            Conditions Precedent.  The effectiveness of this First Amendment is subject to the receipt by the Administrative Agent of the following documents and satisfaction of the other conditions provided in this Section 5, each of which shall be reasonably satisfactory to the Administrative Agent in form and substance:

5.1                                 Payment by the Borrower to the Administrative Agent of all fees and other amounts due and payable on or prior to the First Amendment Effective Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower.

5.2                                 The Administrative Agent shall have received multiple counterparts as requested of the this First Amendment from each Lender.

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5.3                                 The Administrative Agent shall have received duly executed Notes payable to the order of each Lender (including the New Lenders) in a principal amount equal to its Maximum Credit Amount dated as of the date hereof.

5.4                                 The Administrative Agent shall have received (a) a certificate of a Responsible Officer of the Borrower certifying:  (i) that the Borrower is concurrently consummating the Stallion Acquisition in accordance with the terms of the Stallion Acquisition Documents (with all of the material conditions precedent thereto having been satisfied in all material respects by the parties thereto) and acquiring substantially all of the Stallion Acquisition Properties contemplated by the Stallion Acquisition Documents; (ii) as to the final purchase price for the Stallion Acquisition Properties after giving effect to all adjustments as of the closing date contemplated by the Stallion Acquisition Documents and specifying, by category, the amount of such adjustment; (iii) that attached thereto is a true and complete list of the Stallion Acquisition Properties which have been excluded from the Stallion Acquisition pursuant to the terms of the Acquisition Documents, specifying with respect thereto the basis of exclusion as (A) title defect, (B) preferential purchase right, (C) environmental or (D) casualty loss; (iv) that attached thereto is a true and complete list of all Stallion Acquisition Properties for which any seller has elected to cure a title defect, (v) that attached thereto is a true and complete list of all Stallion Acquisition Properties for which any seller has elected to remediate an adverse environmental condition, and (vi) that attached thereto is a true and complete list of all Stallion Acquisition Properties which are currently pending final decision by a third party regarding purchase of such property in accordance with any preferential right; (x) a true and complete executed copy of each of the Stallion Acquisition Documents; (y) original counterparts or copies, certified as true and complete, of the assignments, deeds and leases for all of the Stallion Acquisition Properties; and (b) such other related documents and information as the Administrative Agent shall have reasonably requested.

5.5                                 The Administrative Agent shall have received from each party thereto duly executed counterparts (in such number as may be requested by the Administrative Agent) of the Security Instrument described on Exhibit A.  In connection with the execution and delivery of the Security Instruments, the Administrative Agent shall be reasonably satisfied that the Security Instruments create first priority, perfected Liens (subject only to Excepted Liens identified in clauses (a) to (d) and (f) of the definition thereof, but subject to the provisos at the end of such definition) on at least 80% of the total value of the Stallion Acquisition Properties.

5.6                                 The Administrative Agent shall have received an opinion of local counsel in each of the following states: Texas and any other jurisdictions requested by the Administrative Agent, in form and substance satisfactory to the Administrative Agent.

5.7                                 The Administrative Agent shall have received title information as the Administrative Agent may reasonably require satisfactory to the Administrative Agent setting forth the status of title to at least 80% of the total value of the Stallion Acquisition Properties.

5.8                                 The Administrative Agent shall be reasonably satisfied with the environmental condition of the Stallion Acquisition Properties.

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5.9                                 The Administrative Agent shall have received a Reserve Report covering the Stallion Acquisition Properties.

5.10                           The Administrative Agent shall have received a certificate of a Responsible Officer certifying that the Borrower has received all consents and approvals required by Section 7.03 in connection with the Stallion Acquisition.

5.11                           The Administrative Agent shall have received evidence satisfactory to it that all Liens associated with the Stallion Acquisition Properties have been released or terminated contemporaneously with the Stallion Acquisition and that arrangements satisfactory to the Administrative Agent have been made for recording and filing of such releases.

5.12                           The Administrative Agent shall have received such other documents as the Administrative Agent or special counsel to the Administrative Agent may reasonably request.

5.13                           The Administrative Agent shall have received a certificate of a Responsible Officer of the Borrower certifying that the Borrower has received or is receiving concurrently with the Stallion Acquisition, at least $300,000,000 from the sale of its Equity Interests.

5.14                           No Default or Event of Default shall have occurred and be continuing as of the First Amendment Effective Date.

Section 6.                                            Representations and Warranties; Etc.  Each Obligor hereby affirms:  (a) that as of the date of execution and delivery of this First Amendment, all of the representations and warranties contained in each Loan Document to which such Obligor is a party are true and correct in all material respects as though made on and as of the First Amendment Effective Date (unless made as of a specific earlier date, in which case, was true as of such date); and (b) that after giving effect to this First Amendment and to the transactions contemplated hereby, no Defaults exist under the Loan Documents or will exist under the Loan Documents.

Section 7.                                            Miscellaneous.

7.1                                 Confirmation.  The provisions of the Credit Agreement (as amended by this First Amendment) shall remain in full force and effect in accordance with its terms following the effectiveness of this First Amendment.

7.2                                 Ratification and Affirmation of Obligors.  Each of the Obligors hereby expressly (i) acknowledges the terms of this First Amendment, (ii) ratifies and affirms its obligations under the Guarantee Agreement and the other Security Instruments to which it is a party, (iii) acknowledges, renews and extends its continued liability under the Guarantee Agreement and the other Security Instruments to which it is a party and agrees that its guarantee under the Guarantee Agreement and the other Security Instruments to which it is a party remains in full force and effect with respect to the Indebtedness as amended hereby.

7.3                                 Counterparts.  This First Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

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7.4                                 No Oral Agreement.  This written First Amendment, the Credit Agreement and the other Loan Documents executed in connection herewith and therewith represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous, or unwritten oral agreements of the parties.  There are no subsequent oral agreements between the parties.

7.5                                 Governing Law.  This First Amendment (including, but not limited to, the validity and enforceability hereof) shall be governed by, and construed in accordance with, the laws of the State of Texas.

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IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed effective as of the date first written above.

BORROWER:	LINN ENERGY, LLC

	By:	/s/Kolja Rockov
Kolja Rockov, Executive Vice President and Chief Financial Officer

GUARANTORS:	LINN ENERGY HOLDINGS, LLC

LINN OPERATING, INC.

PENN WEST PIPELINE, LLC

PENN WEST STORAGE, LLC

MID ATLANTIC WELL SERVICE, INC.

LINN WESTERN OPERATING, INC.

LINN WESTERN PROCESSING, LLC

LINN MID-CONTINENT OPERATING, INC.

	By:	/s/Kolja Rockov
Kolja Rockov Executive Vice President and Chief Financial Officer

ADMINISTRATIVE AGENT:	BNP PARIBAS,
as Administrative Agent and Lender

	By:	/s/ Douglas R. Litman
	Name:	Douglas R. Litman
	Title:	Managing Director

	By:	/s/ Betsy Jocher
	Name:	Betsy Jocher
	Title:	Director

LENDERS:	ROYAL BANK OF CANADA, as a Syndication Agent and a Lender

	By:	/s/ Don J. McKinnerney
	Name:	Don J. McKinnerney
	Title:	Authorized Signatory

SOCIETE GENERALE, as a Syndication Agent and a Lender

By:	/s/ Graeme R. Bullen
Name:	Graeme R. Bullen
Title:	Director

COMERICA BANK, as a Documentation Agent and a Lender

By:	/s/ Huma Vadgama
Name:	Huma Vadgama
Title:	Vice President

CITIBANK, N.A., as a Documentation Agent and a Lender

By:	/s/ Thomas Benavidos
Name:	Thomas Benavidos
Title:	Vice President

KEYBANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Thomas Rajan
Name:	Thomas Rajan
Title:	Senior Vice President

FORTIS CAPITAL CORP., as a Lender

By:	/s/ David Montgomery
Name:	David Montgomery
Title:	Senior Vice President

By:	/s/ Darrell Holley
Name:	Darrell Holley
Title:	Managing Director

LEHMAN COMMERICAL PAPER INC., as a Lender

By:	/s/ Diane Albanese
Name:	Diane Albanese
Title:	Authorized Signatory

NEW LENDERS:	BMO Capital Markets Financing, Inc., as a Lender

	By:	/s/ James V. Ducote
	Name:	James V. Ducote
	Title:	Director

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Jo Linda Papadakis
Name:	Jo Linda Papadakis
Title:	Vice President

Deutsche Bank Trust Company Americas, as a Lender

By:	/s/ Evelyn Thierry
Name:	Evelyn Thierry
Title:	Vice President

By:	/s/ Carin Keegan
Name:	Carin Keegan
Title:	Vice President

WACHOVIA BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Chris Hewitt
Name:	Chris Hewitt
Title:	Vice President

ALLIED IRISH BANK, p.l.c., as a Lender

By:	/s/ David O’Driscoll
Name:	David O’Driscoll
Title:	Assistant Vice President

By:	/s/ Vaughn Buck
Name:	Vaughn Buck
Title:	Director

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Justin M. Alexander
Name:	Justin M. Alexander
Title:	Vice President

AMEGY BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ W. Bryan Chapman
Name:	W. Bryan Chapman
Title:	Senior Vice President

ANNEX I
LIST OF MAXIMUM CREDIT AMOUNTS

Aggregate Maximum Credit Amounts

Name of Lender	Applicable Percentage	Maximum Credit Amount
BNP Paribas	10.34%	$82,758,620.69
Royal Bank of Canada	10.34%	$82,758,620.69
Societe Generale	9.66%	$77,241,379.31
BMO Capital Markets Financing, Inc.	8.97%	$71,724,137.93
JPMorgan Chase Bank, N.A.	8.97%	$71,724,137.93
Citibank, N.A.	8.97%	$71,724,137.93
Comerica Bank	6.90%	$55,172,413.79
Deutsche Bank Trust Company Americas	6.90%	$55,172,413.79
KeyBank National Association	6.90%	$55,172,413.79
Wachovia Bank, National Association	6.90%	$55,172,413.79
Fortis Capital Corp.	3.45%	$27,586,206.90
Allied Irish Bank, p.l.c.	3.45%	$27,586,206.90
U.S. Bank National Association	3.45%	$27,586,206.90
Amegy Bank National Association	3.45%	$27,586,206.90
Lehman Commercial Paper Inc.	1.38%	$11,034,482.76
TOTAL	100%	$800,000,000.00

First Amendment
Annex I

EXHIBIT A

Security Instruments

1.                                       Deed of Trust, Fixture Filing, Assignment of As-Extracted Collateral, Security Agreement and Financing Statement from Linn Energy Holdings, LLC in favor of BNP Paribas, as Administrative Agent, filed in various Texas counties.

2.                                       UCC-1 in connection with item 1.

3.                                       Deed of Trust, Fixture Filing, Assignment of As-Extracted Collateral, Security Agreement and Financing Statement from Penn West Pipeline, LLC in favor of BNP Paribas, as Administrative Agent, filed in various Texas counties.

4.                                       UCC-1 in connection with item 3.

First Amendment
Exhibit A